THE DREYFUS SOCIALLY RESPONSIBLE
      GROWTH FUND, INC.

      ANNUAL REPORT December 31, 2002

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL
COMPANY(SM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, L. Emerson Tuttle and Paul Hilton. Mr. Tuttle became the fund's primary portfolio manager with respect to selection of portfolio securities on May 22, 2002 and Mr. Hilton was named a primary portfolio manager in July 2002 with respect to the fund's areas of social concern.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

January 15, 2003




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Paul Hilton, Portfolio Managers

HOW DID THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended December 31, 2002, the fund's Initial shares produced a -28.94% total return and the fund's Service shares provided a -29.14% total return.(1) In contrast, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a -22.09% total return for the same period.(2)

We attribute the fund's performance to a weak economy and low levels of corporate spending, which resulted in an exceptionally difficult stock market over the past year. Compared to the S&P 500 Index, the fund's returns were hurt by its limited exposure to telecommunications and technology stocks, two areas that rallied during the last few months of the reporting period.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to provide capital growth with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The past year has been difficult for most stocks, primarily because of the effects of a weak economy and a dearth of corporate spending. One of the primary detractors from the fund's relative performance during the reporting period was its limited exposure to telecommuni-

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cations stocks. These stocks rallied beginning in October, as investors sought inexpensive stocks that had been severely punished during the bear market. What's more, within the telecommunications group, wireless telephone companies, and not the regional telephone companies in which the fund was invested, produced the highest returns during the rally. By the same token, the fund's health care stocks hindered the fund's relative performance, mostly because it had limited exposure to the better performing pharmaceutical companies.

On the other hand, our stock selection strategy within the technology group produced higher returns during the recent rally than the same group within the S&P 500 Index. In fact, three of the fund's top-ten performing stocks were technology companies: International Business Machines, Microsoft and Dell Computer.

WHAT IS THE FUND'S CURRENT STRATEGY?

As  of  the end of the reporting period, we are nearing completion of the fund's
portfolio   management  transition  phase  and  are  pleased  with  the  fund's composition. We have trimmed the fund's exposure to financial stocks, and we redeployed many of those assets into more traditionally defensive areas of the market, including utilities, industrials and basic materials stocks. We have also shifted away from consumer-related stocks, because we believe that consumer spending has reached a plateau. Otherwise, the fund's exposure to the remaining industry groups approximates their representation in the S&P 500 Index. In our view, this sector allocation strategy positions the portfolio more defensively in an uncertain market environment.

CAN YOU GIVE US AN UPDATE ON THE FUND'S SOCIALLY RESPONSIBLE INVESTING
ACTIVITIES?

We would like to take this opportunity to review with you some of our social screening methods. We eliminate companies with major concerns in the following areas: environment, worker safety, product safety and employment diversity. In certain industries that have historically poor environmental performance (such as oil and gas companies), we invest in only those firms that we believe have the best relative environmental performance, rather than eliminate these industry groups altogether. We will not invest in companies that manufacture tobacco products.

If a company violates our social criteria, it is removed from the fund, consistent with the best interests of the fund. However, sometimes a company faces a specific social issue that we believe can best be resolved through a dialogue with company management. In many cases, this results in a timely resolution of the problem.

In response to mounting concerns about global climate change, we are encouraging companies in our fund to focus on energy efficiency at their facilities. According to Green Strategies, Inc., the generation of electricity is responsible for 33% of greenhouse gas emissions in the U.S., the greatest source of any industrial sector. Investment in building energy efficiency can achieve a 35% to 50% reduction in energy consumption, thus reducing greenhouse gases and energy costs.

One simple action companies can take is to join the EPA's Energy Star program. Through Energy Star, companies voluntarily partner with the EPA to evaluate and improve their energy efficiency. The end result is significant energy cost reductions and an enhanced environmental exposure. Many of our companies are already partners. We hope our efforts will encourage more to take this important step. You may visit www.energystar.gov for further information about the Energy Star program.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Socially
Responsible Growth Fund, Inc. Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               10/7/93          (28.94)%            (3.80)%            7.08%

SERVICE SHARES                                               10/7/93          (29.14)%            (3.92)%            7.01%



THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.




THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ON 10/7/93 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/93 IS USED AS THE BEGINNING VALUE ON 10/7/93.

THE FUND'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE FUND'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE FUND'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE FUND'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FUND FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund



STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--13.1%

Clear Channel Communications                                                                    128,000  (a)           4,773,120

Comcast, Cl. A (Special)                                                                        197,000  (a)           4,450,230

Gentex                                                                                          224,000  (a)           7,087,360

Home Depot                                                                                      433,900               10,396,244

Starwood Hotels & Resorts Worldwide                                                             200,000                4,748,000

Tiffany & Co.                                                                                   201,000                4,805,910

Univision Communications, Cl. A                                                                 314,000  (a)           7,693,000

Wal-Mart Stores                                                                                 330,000               16,668,300

                                                                                                                      60,622,164

CONSUMER STAPLES--10.2%

Anheuser-Busch Cos.                                                                              56,500                2,734,600

CVS                                                                                             295,000                7,366,150

Coca-Cola                                                                                       313,000               13,715,660

Colgate-Palmolive                                                                               317,000               16,620,310

PepsiCo                                                                                         159,000                6,712,980

                                                                                                                      47,149,700

ENERGY--5.6%

Anadarko Petroleum                                                                              120,200                5,757,580

Royal Dutch Petroleum (New York Shares), ADR                                                    329,600               14,508,992

Weatherford International                                                                       146,900  (a)           5,865,717

                                                                                                                      26,132,289

FINANCIALS--17.5%

ACE                                                                                             336,000                9,858,240

American Express                                                                                309,000               10,923,150

American International Group                                                                    209,375               12,112,344

Bank of America                                                                                  44,000                3,061,080

Citigroup                                                                                       313,000               11,014,470

Fannie Mae                                                                                       83,000                5,339,390

Fifth Third Bancorp                                                                             110,000                6,440,500

Lehman Brothers Holdings                                                                         92,000                4,902,680

Marsh & McLennan Cos.                                                                           201,000                9,288,210

State Street                                                                                    200,000                7,800,000

Travelers Property Casualty, Cl. A                                                               16,486                  241,520

Travelers Property Casualty, Cl. B                                                               33,872                  496,225

                                                                                                                      81,477,809


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--18.7%

Amgen                                                                                           103,000  (a)           4,979,020

Boston Scientific                                                                               181,000  (a)           7,696,120

Cardinal Health                                                                                 112,000                6,629,280

Forest Laboratories                                                                              58,000  (a)           5,696,760

Guidant                                                                                         125,300  (a)           3,865,505

Johnson & Johnson                                                                               238,000               12,782,980

Laboratory Corporation of America Holdings                                                      222,000  (a)           5,159,280

Medtronic                                                                                       147,000                6,703,200

Merck & Co.                                                                                     106,000                6,000,660

Pfizer                                                                                          598,000               18,280,860

Stryker                                                                                          54,000                3,624,480

WellPoint Health Networks                                                                        78,200  (a)           5,564,712

                                                                                                                      86,982,857

INDUSTRIALS--8.8%

Avery Dennison                                                                                   82,000                5,008,560

Emerson Electric                                                                                120,000                6,102,000

First Data                                                                                      169,000                5,984,290

Grainger (W.W.)                                                                                 115,000                5,928,250

Illinois Tool Works                                                                              91,000                5,902,260

Tyco International                                                                              712,000               12,160,960

                                                                                                                      41,086,320

INFORMATION TECHNOLOGY--18.9%

Analog Devices                                                                                   94,000  (a)           2,243,780

Applied Materials                                                                               164,300  (a)           2,140,829

BEA Systems                                                                                     371,000  (a)           4,255,370

Cisco Systems                                                                                   703,000  (a)           9,209,300

Dell Computer                                                                                   421,000  (a)          11,257,540

Flextronics International                                                                       674,000  (a)           5,520,060

Intel                                                                                           501,800                7,813,026

International Business Machines                                                                 190,000               14,725,000

Linear Technology                                                                               185,000                4,758,200

Microsoft                                                                                       420,000  (a)          21,714,000

QUALCOMM                                                                                        108,000  (a)           3,930,120

                                                                                                                      87,567,225

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS--1.2%

Praxair                                                                                          97,000                5,603,690

TELECOMMUNICATION SERVICES--2.7%

ALLTEL                                                                                           68,000                3,468,000

CenturyTel                                                                                      101,000                2,967,380

Verizon Communications                                                                          153,000                5,928,750

                                                                                                                      12,364,130

UTILITIES--.9%

Pinnacle West Capital                                                                           123,500                4,210,115

TOTAL COMMON STOCKS

   (cost $481,856,895)                                                                                               453,196,299
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.5%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   1.25%, 3/18/2003                                                                             100,000                  100,000

U.S.TREASURY BILLS--2.5%

   1.16%, 1/2/2003                                                                            4,140,000                4,140,000

   1.09%, 1/23/2003                                                                           2,061,000                2,059,660

   1.13%, 2/6/2003                                                                              756,000                  755,183

   1.17%, 2/13/2003                                                                             123,000                  122,839

   1.17%, 2/20/2003                                                                           4,144,000                4,137,701

   1.19%, 2/27/2003                                                                             306,000                  305,471

                                                                                                                      11,520,854

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,620,128)                                                                                                 11,620,854
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $493,477,023)                                                             100.1%             464,817,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (687,713)

NET ASSETS                                                                                        100.0%             464,129,440

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           493,477,023   464,817,153

Receivable for investment securities sold                             9,666,167

Dividends and interest receivable                                       480,969

Receivable for shares of Common Stock subscribed                         36,475

Prepaid expenses                                                         13,168

                                                                    475,013,932
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           314,125

Cash overdraft due to Custodian                                         925,038

Payable for investment securities purchased                           9,233,375

Payable for shares of Common Stock redeemed                             334,666

Accrued expenses                                                         77,288

                                                                     10,884,492
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      464,129,440
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     797,110,889

Accumulated undistributed investment income--net                         27,021

Accumulated net realized gain (loss) on investments                (304,348,600)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (28,659,870)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      464,129,440

NET ASSET VALUE PER SHARE

                                           Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                456,014,321       8,115,119

Shares Outstanding                             24,133,451         430,665
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                       18.90          18.84

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $120,985 foreign taxes withheld at source)    5,866,682

Interest                                                               310,374

TOTAL INCOME                                                         6,177,056

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,604,145

Prospectus and shareholders' reports                                   105,071

Professional fees                                                       84,871

Shareholder servicing costs--Note 3(c)                                  62,154

Custodian fees--Note 3(c)                                               53,553

Distribution fees--Note 3(b)                                            22,099

Directors' fees and expenses--Note 3(d)                                 17,976

Loan commitment fees--Note 2                                             7,309

Interest expense--Note 2                                                   188

Miscellaneous                                                            8,262

TOTAL EXPENSES                                                       4,965,628

INVESTMENT INCOME--NET                                               1,211,428
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (117,506,676)

Net unrealized appreciation (depreciation) on investments          (99,629,629)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (217,136,305)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (215,924,877)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                            ------------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,211,428              503,024

Net realized gain (loss) on investments      (117,506,676)        (156,204,953)

Net unrealized appreciation
   (depreciation) on investments              (99,629,629)         (91,700,949)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (215,924,877)        (247,402,878)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,229,370)            (562,335)

Service shares                                     (1,294)                (237)

TOTAL DIVIDENDS                                (1,230,664)            (562,572)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 60,389,408          125,232,524

Service shares                                  5,981,866            9,161,263

Dividends reinvested:

Initial shares                                  1,229,370              562,335

Service shares                                      1,294                  237

Cost of shares redeemed:

Initial shares                               (170,703,050)        (174,535,116)

Service shares                                 (2,952,051)            (206,787)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (106,053,163)         (39,785,544)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (323,208,704)        (287,750,994)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           787,338,144        1,075,089,138

END OF PERIOD                                 464,129,440          787,338,144

Undistributed investment income--net               27,021              46,257

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,761,458            4,094,068

Shares issued for dividends reinvested             64,567               20,766

Shares redeemed                                (7,902,162)          (6,097,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,076,137)          (1,982,496)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       271,381              319,159

Shares issued for dividends reinvested                 69                    8

Shares redeemed                                  (151,974)              (7,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     119,476              311,174

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended December 31,
                                                          --------------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            26.67          34.47          39.07          31.08         24.97

Investment Operations:

Investment income--net                                            .05(a)         .02(a)         .32(a)         .01(a)        .05

Net realized and unrealized
   gain (loss) on investments                                   (7.77)         (7.80)         (4.63)          9.34          7.28

Total from Investment Operations                                (7.72)         (7.78)         (4.31)          9.35          7.33

Distributions:

Dividends from investment income--net                            (.05)          (.02)          (.29)          (.01)         (.05)

Dividends from net realized
   gain on investments                                             --             --             --          (1.35)        (1.17)

Total Distributions                                              (.05)          (.02)          (.29)         (1.36)        (1.22)

Net asset value, end of period                                  18.90          26.67          34.47          39.07         31.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (28.94)        (22.57)        (11.03)         30.08         29.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .78            .78            .79           .80

Ratio of net investment income
   to average net assets                                          .20            .06            .82            .04           .20

Portfolio Turnover Rate                                         90.07          110.82         63.60          70.84         67.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         456,014         779,063     1,075,089        897,539       477,797

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended December 31,
                                                                                   -------------------------------------------------

SERVICE SHARES                                                                         2002            2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  26.59           34.47           34.47

Investment Operations:

Investment (loss)--net                                                                 (.00)(b,c)      (.06)(b)          --

Net realized and unrealized
   gain (loss) on investments                                                         (7.75)          (7.82)             --

Total from Investment Operations                                                      (7.75)          (7.88)             --

Distributions:

Dividends from investment income--net                                                  (.00)(c)        (.00)(c)          --

Net asset value, end of period                                                        18.84           26.59           34.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (29.14)         (22.85)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.03            1.09              --

Ratio of net investment (loss)
   to average net assets                                                               (.01)           (.20)             --

Portfolio Turnover Rate                                                               90.07          110.82           63.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 8,115           8,275               1

(A) THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On May 22, 2002, the fund's Board and the Manager notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between the Manager and NCM, with respect to the fund, pursuant to the terms of the Agreement. Effective that day, the Manager assumed day-to-day portfolio management responsibility for the fund.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized) . Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $334 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $27,021, accumulated capital losses $283,900,362 and unrealized depreciation $30,498,863. In addition, the fund had $18,609,245 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $7,523,105 of the carryover expires in fiscal 2008, $172,543,524 expires in fiscal 2009 and $103,833,733 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $1,230,664 and $562,572.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2002 was approximately $8,800, with a related weighted average annualized interest rate of 2.15%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and NCM, until May 22, 2002, the sub-investment advisory fee was payable monthly by the Manager, and was based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $32 million . . . . . . . . . . . . . . . . .      .10 of 1%

          In excess of $32 million to $150 million . . . . .      .15 of 1%

          In excess of $150 million to $300 million. . . . .      .20 of 1%

          In excess of $300 million  . . . . . . . . . . . .      .25 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $22,099 pursuant to the Plan.

(C) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2002, Initial shares were charged $21,410 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $1,251 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $53,553 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended December 31, 2002, the fund incurred total brokerage commissions of $1,867,922, of which $9,369 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $535,518,868 and $641,362,642, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $495,316,016; accordingly, accumulated net unrealized depreciation on investments was $30,498,863, consisting of $27,677,155 gross unrealized appreciation and $58,176,018 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 1, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

*    Chairman of the Board of Moody's Corporation (October 2000-Present)

*    Chairman of the Board and Chief Executive  Officer (October  1999-September
     2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The International Executive Services Corps, Director

*    Citizens Network for Foreign Affairs, Vice Chairman

*    Council of Foreign Relations, Member

*    Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
     Fund

*    Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Ford Meter Box Corporation, Board Member

*    APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    State Farm Mutual Automobile Association, Director

*    State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                  For More Information

                        The Dreyfus Socially Responsible Growth Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

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Printed in U.S.A.

(c) 2003 Dreyfus Service Corporation                                  111AR1202